EXHIBIT 99.1

Franchise Group, Inc. Acquires Sylvan Learning for $81 Million

  Transaction Expected to be Immediately Accretive to Earnings
  Further Diversification into Consumer Services
  Enters the $20 Billion Growing Educational Services Industry

DELAWARE, Ohio, Sept. 27, 2021 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”) today announced that it has completed the acquisition of Sylvan Learning (“Sylvan”), a leading tutoring franchisor for Pre-K-12 students and families in the U.S., in an all cash transaction valued at approximately $81 million (the “Transaction”).   The Transaction was financed with available cash.

Founded in 1979 and headquartered in Hunt Valley, Maryland, Sylvan is an established and growing franchisor of tutoring services. Sylvan addresses the full range of student needs with a broad variety of academic curriculums delivered in an omnichannel format. Sylvan has a growing footprint and currently has more than 700 locations, in 49 states, including more than 560 physical centers, of which all but six are franchised. Sylvan’s omnichannel platform has helped deliver attractive unit economics to its franchisees. The platform provides franchisees with the ability to provide a range of services, including on-premises, online, one-on-one and in group tutoring.

Brian Kahn, President & CEO of Franchise Group said, “We are very excited to welcome the Sylvan management team, employees, franchisees and students to Franchise Group. The addition of Sylvan provides Franchise Group another growing franchise concept and further diversification into consumer services. Sylvan has been a leader in the educational services industry for decades and offers attractive unit economics to its growing franchisee base. The acquisition is expected to be immediately accretive to earnings and is expected to expand our discretionary cash flow generation. We look forward to partnering with Sylvan’s outstanding management team to accelerate their expansion plans while leveraging Franchise Group’s best practices to drive incremental efficiencies.”

For Franchise Group’s fiscal year 2021, Sylvan is estimating total systemwide revenue of approximately $169 million, company revenue of approximately $30 million and Adjusted EBITDA of approximately $12 million. Franchise Group expects that the Transaction will be immediately accretive to its Non-GAAP EPS in 2021. Franchise Group management will update its guidance inclusive of Sylvan when it reports its third quarter financial results in November.

Willkie Farr & Gallagher LLP and DLA Piper LLP served as legal counsel to Franchise Group. Tyton Partners served as financial advisors to Sylvan Learning and Miles & Stockbridge as legal advisor.

About Franchise Group

Franchise Group is an owner and operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its shareholders. Franchise Group’s business lines include Pet Supplies Plus, American Freight, The Vitamin Shoppe, Buddy’s Home Furnishings and Sylvan Learning. On a combined basis, Franchise Group currently operates over 2,600 locations predominantly located in the U.S. that are either Company-run or operated pursuant to franchising agreements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction, anticipated benefits resulting from the Transaction, estimates regarding expected Sylvan systemwide revenue, company revenue and Adjusted EBITDA, the performance of Sylvan and the success of Sylvan’s strategic growth plans following the consummation of the Transaction, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the effect of the announcement of the Transaction on the ability of the Company and Sylvan to retain and hire key personnel and maintain relationships with their franchisees, customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction; legal proceedings related to the Transaction; costs, charges or expenses resulting from the Transaction; growth of the franchise base at Sylvan; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company and Sylvan within the prevailing education services, retail or other business environments; implementation of the strategy of the Company and Sylvan; maintaining appropriate levels of inventory; or changes in tax policy. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Franchise Group Investor Relations Contact:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161